                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

                                        /s/ Manuel H. Johnson
                                        ----------------------------------------
                                            Manuel H. Johnson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

                                        /s/ W. Allen Reed
                                        ----------------------------------------
                                            W. Allen Reed

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

                                        /s/ Michael E. Nugent
                                        ----------------------------------------
                                            Michael E. Nugent

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

                                        /s/ Michael Bozic
                                        ----------------------------------------
                                            Michael Bozic

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

                                        /s/ Joseph J. Kearns
                                        ----------------------------------------
                                            Joseph J. Kearns

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and
Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

                                        /s/ Fergus Reid
                                        ----------------------------------------
                                            Fergus Reid

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison,
Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY
FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

                                        /s/ James F. Higgins
                                        ----------------------------------------
                                            James F. Higgins

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY
FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

                                        /s/ Kathleen A. Dennis
                                        ----------------------------------------
                                            Kathleen A. Dennis

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY
FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

                                        /s/ Michael F. Klein
                                        ----------------------------------------
                                            Michael F. Klein

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY
FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

                                        /s/ Frank L. Bowman
                                        ----------------------------------------
                                            Frank L. Bowman

                                   APPENDIX A

MORGAN STANLEY RETAIL FUNDS:

FUND:                                                        FILING:
-----                                                        -------

Morgan Stanley Capital Opportunities Trust                   Post-Effective Amendment No. 19 to Form N-1A
Morgan Stanley Convertible Securities Trust                  Post-Effective Amendment No. 26 to Form N-1A
Morgan Stanley Developing Growth Securities Trust            Post-Effective Amendment No. 30 to Form N-1A
Morgan Stanley Equally-Weighted S&P 500 Index Fund           Post-Effective Amendment No. 25 to Form N-1A
Morgan Stanley European Growth Fund Inc.                     Post-Effective Amendments No. 23 and No. 24 to Form N-1A
Morgan Stanley Flexible Income Trust                         Post-Effective Amendment No. 22 to Form N-1A
Morgan Stanley Focus Growth Fund                             Post-Effective Amendment No. 34 to Form N-1A
Morgan Stanley Fundamental Value Fund                        Post-Effective Amendment No. 7 to Form N-1A
Morgan Stanley FX Series Funds                               Post-Effective Amendment No. 1 to Form N-1A
Morgan Stanley High Yield Securities Inc.                    Post-Effective Amendment No 35 to Form N-1A
Morgan Stanley Income Trust                                  Post-Effective Amendment No. 26 to Form N-1A
Morgan Stanley Institutional Strategies Fund                 Post-Effective Amendment No. 2 to Form N-1A
Morgan Stanley International Fund                            Post-Effective Amendments No. 11 and No. 12 to Form N-1A
Morgan Stanley International Value Equity Fund               Post-Effective Amendment No. 10 to Form N-1A
Morgan Stanley Liquid Asset Fund Inc.                        Post-Effective Amendment No. 47 to Form N-1A
Morgan Stanley Mid-Cap Value Fund                            Post-Effective Amendment No. 8 to Form N-1A
Morgan Stanley Mortgage Securities Trust                     Post-Effective Amendment No. 26 to Form N-1A
Morgan Stanley Multi-Asset Class Fund                        Post-Effective Amendment No. 14 to Form N-1A
Morgan Stanley Pacific Growth Fund Inc.                      Post-Effective Amendment No. 23 and No. 24 to Form N-1A
Morgan Stanley Prime Income Trust                            Post-Effective Amendment No. 13 to Form N-2
Morgan Stanley S&P 500 Index Fund                            Post-Effective Amendment No. 16 to Form N-1A
Morgan Stanley Series Funds                                  Post-Effective Amendments No. 1 and No. 2 to Form N-1A
Morgan Stanley Small-Mid Special Value Fund                  Post-Effective Amendments No. 9 and No. 10 to Form N-1A
Morgan Stanley Special Value Fund                            Post-Effective Amendment No. 17 to Form N-1A
Morgan Stanley Strategist Fund                               Post-Effective Amendment No. 25 to Form N-1A
Morgan Stanley Value Fund                                    Post-Effective Amendment No. 12 to Form N-1A

FUND:                                                        FILING:
-----                                                        -------
MORGAN STANLEY INSTITUTIONAL FUNDS:
Morgan Stanley Institutional Fund, Inc.                      Post-Effective Amendment No. 73 to Form N-1A
Morgan Stanley Institutional Fund Trust                      Post-Effective Amendments No. 81 and No. 82 to Form N-1A
Morgan Stanley Institutional Liquidity Funds                 Post-Effective Amendment No. 7 to Form N-1A
HEDGE FUNDS
Morgan Stanley Global Long/Short Fund A                      Pre-Effective Amendments No. 2 and No. 3 to Form N-2
Morgan Stanley Global Long/Short Fund P                      Pre-Effective Amendments No. 2 and No. 3 to Form N-2
Alternative Investment Partners Absolute Return Fund II A    Form N-8 and Initial Registration Statement on Form N-2
Alternative Investment Partners Absolute Return Fund II P    Form N-8 and Initial Registration Statement on Form N-2